Merger - Business Acquisition, Unaudited Pro Forma Information (Detail) - UCB [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Business Combination, Separately Recognized Transactions [Line Items]
Net interest income after provision for loan losses	$ 83,825	$ 74,642	$ 70,100
Noninterest income	22,443	18,331	20,782
Net income	$ 33,653	$ 18,984	$ 19,284
Basic	$ 2.11	$ 1.51	$ 1.82
Diluted	$ 2.00	$ 1.37	$ 1.56